Exhibit 99.1

Student Loan Finance Corporation

Noteholders’ Statement Pursuant to Section 5.23 of the Indenture and

Section 21 of the Servicing Agreement (Unaudited)

Education Loans Incorporated

Student Loan Asset-Backed Notes, Series 2004-1

Report for the Month Ended August 31, 2004

I.	Noteholder Information

A.	Identification of Notes

Series	Description	Cusip #	Due Date
2004-A1	Senior Auction Rate Notes	280907BF2	December 1, 2036
2004-A2	Senior Auction Rate Notes	280907BG0	December 1, 2036
2004-A3	Senior Auction Rate Notes	280907BH8	December 1, 2036
2004-A4	Senior Auction Rate Notes	280907BJ4	December 1, 2036
2004-A5	Senior Auction Rate Notes	280907BK1	December 1, 2036
2004-B1	Subordinate Auction Rate Notes	280907BL9	December 1, 2036

B.	Notification of Redemption Call of Notes

Series	Description	Call Date	Cusip #	Principal Amount
2004-A2	Senior Auction Rate Notes	September 21, 2004	280907BG0	$31,900,000
2004-B1	Subordinate Auction Rate Notes	October 1, 2004	280907BL9	4,000,000

C.	Principal Outstanding - August, 2004

Series	Principal Outstanding, Start of Month	Principal Borrowed During Month	Principal Payments During Month	Principal Outstanding, End of Month
2004-A1	$75,800,000.00	$0.00	$0.00	$75,800,000.00
2004-A2	83,900,000.00	0.00	0.00	83,900,000.00
2004-A3	83,900,000.00	0.00	0.00	83,900,000.00
2004-A4	83,900,000.00	0.00	0.00	83,900,000.00
2004-A5	83,900,000.00	0.00	0.00	83,900,000.00
2004-B1	42,500,000.00	0.00	0.00	42,500,000.00

Totals	$453,900,000.00	$0.00	$0.00	$453,900,000.00

D.	Accrued Interest Outstanding - August, 2004

Series	Accrued Interest Outstanding, Start of Month	Interest Accrued During Month	Interest Payments During Month	Accrued Interest Outstanding, End of Month	Interest Rate As Of End Of Month
2004-A1	$40,426.67	$107,593.89	94,328.89	$53,691.67	1.70000%
2004-A2	19,110.56	119,604.11	107,019.11	31,695.56	1.70000%
2004-A3	15,288.44	119,464.28	107,019.11	27,733.61	1.70000%
2004-A4	90,309.03	119,161.30	101,146.11	108,324.22	1.66000%
2004-A5	67,120.00	120,489.72	104,408.89	83,200.83	1.70000%
2004-B1	46,159.72	66,819.44	56,194.44	56,784.72	1.85000%

Totals	$278,414.42	$653,132.74	$570,116.55	$361,430.61

E.	Net Loan Rates for Next Interest Period

Series	Interest Period Starting Date	Net Loan Rate
2004-A1	12-Oct-04	3.70%
2004-A2	21-Sep-04	3.43%
2004-A3	22-Sep-04	3.43%
2004-A4	29-Sep-04	3.34%
2004-A5	06-Oct-04	3.70%
2004-B1	01-Oct-04	3.45%

F.	Noteholders’ Carry-Over Amounts - August, 2004

Series	Carry-Over Amounts, Start of Month	Additions During Month	Payments During Month	Carry-Over Amounts, End of Month
2004-A1	$0.00	$0.00	$0.00	$0.00
2004-A2	0.00	0.00	0.00	0.00
2004-A3	0.00	0.00	0.00	0.00
2004-A4	0.00	0.00	0.00	0.00
2004-A5	0.00	0.00	0.00	0.00
2004-B1	0.00	0.00	0.00	0.00

Totals	$0.00	$0.00	$0.00	$0.00

G.	Noteholders’ Accrued Interest on Carry-Over Amounts - August, 2004

Series	Accrued Interest, Start of Month	Interest Accrued During Month	Interest Payments During Month	Accrued Interest, End of Month
2004-A1	$0.00	$0.00	$0.00	$0.00
2004-A2	0.00	0.00	0.00	0.00
2004-A3	0.00	0.00	0.00	0.00
2004-A4	0.00	0.00	0.00	0.00
2004-A5	0.00	0.00	0.00	0.00
2004-B1	0.00	0.00	0.00	0.00

Totals	$0.00	$0.00	$0.00	$0.00

II. Fund Information

A.	Reserve Fund - August, 2004

Amount
Balance, Start of Month	$6,810,000.00
Additions During Month	0.00
Less Withdrawals During Month	0.00

Balance, End of Month	$6,810,000.00

B.	Capitalized Interest Account - August, 2004

Amount
Balance, Start of Month	$557,566.17
Additions During Month	0.00
Less Withdrawals During Month	0.00

Balance, End of Month	$557,566.17

C.	Acquisition Account - August, 2004

		Amount
Balance, Start of Month		$1,905,422.93
Additions During Month:
Acquisition Funds from Note Issuance		0.00
Recycling from Surplus Funds		0.00
Less Withdrawals for Initial Purchase of Eligible Loans:
Total Principal Acquired		0.00
Accrued Income		0.00
Premiums and Related Acquisition Costs		0.00
Less Withdrawals for Eligible Loans:
Total Principal Acquired	$(55,257.50)
Accrued Interest Acquired	0.00
Origination Fees Charged	0.00
Premiums and Related Acquisition Costs	(909.06)

Net Costs of Loans Acquired		(56,166.56)

Balance, End of Month		$1,849,256.37

D.	Alternative Loan Guarantee Account - August, 2004

Amount
Balance, Start of Month	$1,913,383.67
Additions During Month (Initial Purchase of Student Loans)	0.00
Guarantee Fees Received (Refunded) During Month	(675.06)
Interest Received During Month	1,924.64
Other Additions (Transfers) During Month	187.00
Less Withdrawals During Month for Default Payments	(44,850.97)

Balance, End of Month	$1,869,969.28

E.	Revenue Fund Income Account - August, 2004

Amount
Balance, Start of Month	$6,677,911.78
Student Loan Collections	6,045,888.22
Investment Earnings Received	44,367.57
Government Interest and Special Allowance Received	0.00
Sweep of Student Loan Collections From Prior Month	(8,544,056.82)

Balance, End of Month	$4,224,110.75

F.	Surplus Account - August, 2004

Amount
Balance, Start of Month	$27,912,299.37
Transfers In	7,491,074.14
Transfers Out	0.00
Other Changes During Month	0.00

Balance, End of Month	$35,403,373.51

III. Student Loan Information

A.	Student Loan Principal Outstanding - August, 2004

Amount
Balance, Start of Month	$392,707,585.71
Transfers	$0.00
Loans Purchased / Originated	55,257.50
Capitalized Interest	249,575.53
Less Principal Payments Received	(4,967,127.56)
Less Defaulted Alternative Loans Transferred to Guarantee Fund	(43,421.10)
Less Sale of Loans	0.00
Other Increases (Decreases)	(4,211.36)

Balance, End of Month	$387,997,658.72

B.	Composition of Student Loan Portfolio as of August 31, 2004

Amount
Aggregate Outstanding Principal Balance	$387,997,658.72
Number of Borrowers	58,368
Average Outstanding Principal Balance Per Borrower	$6,647
Number of Loans (Promissory Notes)	117,053
Average Outstanding Principal Balance Per Loan	$3,315
Weighted Average Interest Rate	3.35%

C.	Distribution of Student Loan Portfolio by Loan Type as of August 31, 2004

Loan Type	Outstanding Principal Balance	Percent
Stafford - Subsidized	$146,648,951.34	37.8%
Stafford - Unsubsidized	124,452,045.20	32.1%
Stafford - Nonsubsidized	1,497.46	0.0%
PLUS	20,780,745.65	5.4%
SLS	4,028.58	0.0%
Consolidation	50,589,779.12	13.0%
Alternative	45,520,611.37	11.7%

Total	$387,997,658.72	100.0%

D.	Distribution of Student Loan Portfolio by Interest Rate as of August 31, 2004

Interest Rate	Outstanding Principal Balance	Percent
Less Than 3.00%	$172,326,914.00	44.4%
3.00% to 3.49%	112,829,643.31	29.1%
3.50% to 3.99%	41,658,088.88	10.7%
4.00% to 4.49%	31,079,139.87	8.0%
4.50% to 4.99%	7,480,659.59	1.9%
5.00% to 5.49%	15,552,622.83	4.0%
5.50% to 5.99%	405,911.39	0.1%
6.00% to 6.49%	2,719,047.78	0.7%
6.50% to 6.99%	330,279.39	0.1%
7.00% to 7.49%	2,381,911.21	0.6%
7.50% to 7.99%	76,293.23	0.0%
8.00% to 8.49%	304,726.89	0.1%
8.50% or Greater	852,420.35	0.2%

Total	$387,997,658.72	100.0%

E.	Distribution of Student Loan Portfolio by Borrower Payment Status as of August 31, 2004

Borrower Payment Status	Outstanding Principal Balance	Percent
School	$121,663,648.88	31.4%
Grace	40,573,576.56	10.5%
Repayment	170,519,663.73	43.9%
Deferment	43,917,374.68	11.3%
Forbearance	11,323,394.87	2.9%

Total	$387,997,658.72	100.0%

F.	Distribution of Student Loan Portfolio by Delinquency Status as of August 31, 2004

		Percent by Outstanding Balance
Delinquency Status	Outstanding Principal Balance	Excluding School/Grace Status Loans	All Loans in Portfolio
31 to 60 Days	$8,541,107.29	3.8%	2.2%
61 to 90 Days	5,152,837.60	2.3%	1.3%
91 to 120 Days	3,410,166.46	1.5%	0.9%
121 to 180 Days	4,994,809.78	2.2%	1.3%
181 to 270 Days	7,802,146.28	3.5%	2.0%
Over 270 Days	1,882,205.34	0.8%	0.5%
Claims Filed, Not Yet Paid	765,645.14	0.3%	0.2%

Total	$32,548,917.89	14.4%	8.4%

G.	Distribution of Student Loan Portfolio by Guarantee Status as of August 31, 2004

Guarantee Status	Outstanding Principal Balance	Percent
FFELP Loan Guaranteed 100%	$102,890.69	0.0%
FFELP Loan Guaranteed 98%	342,374,156.66	88.2%
Alternative Loans Non-Guaranteed	45,520,611.37	11.7%

Total	$387,997,658.72	100.0%

H.	Distribution of Student Loan Portfolio by Guarantee Agency as of August 31, 2004

Guarantee Agency	Outstanding Principal Balance	Percent
Education Assistance Corporation	$240,742,910.58	62.0%
Great Lakes Higher Education Corporation	60,631,015.18	15.6%
Student Loans of North Dakota	3,714,579.10	1.0%
California Student Aid Commission	13,028,900.12	3.4%
Oregon Student Assistance Commission	6,343,681.80	1.6%
Northwest Education Loan Association	10,007,636.02	2.6%
National Student Loan Program	6,527,609.01	1.7%
Pennsylvania Higher Education Assistance Agency	38,714.77	0.0%
United Student Aid Funds, Inc	1,370,052.42	0.4%
Other Guarantee Agencies	71,948.35	0.0%
Alternative Loans Non-Guaranteed	45,520,611.37	11.7%

Total	$387,997,658.72	100.0%

I.	Fees and Expenses Accrued For / Through August, 2004

	August, 2004	For The 8 Months Ended Aug. 31, 2004
Servicing Fees	$290,998.24	$1,989,886.61
Treas Mgmt / Lockbox Fees	4,883.14	33,761.37
Indenture Trustee Fees	9,729.66	57,958.86
Broker / Dealer Fees	97,714.61	549,391.79
Auction Agent Fees	5,862.88	38,932.42
Other Permitted Expenses	0.00	0.00

Total	$409,188.53	$2,669,931.05

J.	Ratio of Assets to Liabilities as of August 31, 2004

Amount
Total Indenture Assets	$455,384,185.24
Total Indenture Liabilities	454,604,891.65

Ratio	100.17%

K.	Senior and Subordinate Percentages as of

Amount
Aggregate Values	$455,654,266.90

Senior Notes Outstanding Plus Accrued Interest	411,704,645.60

All Notes Outstanding Plus Accrued Interest	454,261,430.38

Dividend Prerequisites:
Senior Percentage (Requirement = 112%)	110.68%

Subordinate Percentage (Requirement = 102%)	100.31%

Available for Dividend - Excess (Shortage)
Over Dividend Prerequisites	$(7,692,392.09)